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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                         ------------------------------



                                    FORM 8-K


      [X] Current report pursuant to Section 13 or 15(d) of the Securities
          Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 17, 1999


                         Commission file number 1-9957




                        DIAGNOSTIC PRODUCTS CORPORATION
             (Exact name of registrant as specified in its charter)


            CALIFORNIA                                      95-2802182
 (State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                         Identification No.)



                             5700 WEST 96TH STREET
                         LOS ANGELES, CALIFORNIA 90045
                    (Address of principal executive offices)

                Registrant's telephone number:    (310) 645-8200



                                   NO CHANGE



              (Former name, former address and former fiscal year,
                         if changed since last report)





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ITEM 5.   OTHER EVENTS.


The following is the text of a press release issued by Diagnostic Products Corporation.

LOS ANGELES - DECEMBER 17, 1999 - DIAGNOSTIC PRODUCTS CORP. (NYSE:DP) TODAY ANNOUNCED THAT DR. SIGI ZIERING (71), CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF DPC HAS BEEN DIAGNOSED WITH A BRAIN TUMOR.

HE CURRENTLY IS CONSULTING DOCTORS REGARDING A COURSE OF TREATMENT. AFTER CONSULTATION WITH THE BOARD OF DIRECTORS, DR. ZIERING HAS STEPPED DOWN AS CEO AND THE BOARD HAS APPOINTED MICHAEL ZIERING, (43) PREVIOUSLY PRESIDENT AND CHIEF OPERATING OFFICER, AS CHIEF EXECUTIVE OFFICER, EFFECTIVE IMMEDIATELY. DR. SIGI ZIERING WILL CONTINUE TO SERVE AS CHAIRMAN OF THE BOARD.

DR. ZIERING'S MEDICAL CONDITION HAS NOT INTERFERED WITH HIS ABILITY TO WORK AND HE PRESENTLY INTENDS TO CONTINUE A NORMAL WORK SCHEDULE WITH DPC DURING ANY TREATMENT PROGRAM.

MICHAEL ZIERING FIRST JOINED DPC IN 1986 AND HAS SERVED AS A DIRECTOR, PRESIDENT AND CHIEF OPERATING OFFICER SINCE 1994.

FOUNDED IN 1971, DIAGNOSTIC PRODUCTS CORPORATION (DPC) IS THE GLOBAL LEADER DEDICATED EXCLUSIVELY TO IMMUNODIAGNOSTIC TESTING. THE COMPANY'S PRODUCT MENU INCLUDES OVER 400 TESTS TO MEASURE MICROORGANISMS, HORMONES, DRUGS AND OTHER MEDICALLY IMPORTANT SUBSTANCES PRESENT AT INFINITESIMAL CONCENTRATIONS IN THE BODY FLUIDS AND TISSUES.

DPC ALSO DESIGNS AND MANUFACTURES AUTOMATED LABORATORY INSTRUMENTATION WHICH PROVIDES FAST, ACCURATE RESULTS WHILE REDUCING LABOR AND REAGENT COSTS. DPC SELLS ITS PRODUCTS TO HOSPITALS, CLINICS AND LABORATORIES DOMESTICALLY AND IN OVER 100 FOREIGN COUNTRIES.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




DATED: DECEMBER 27, 1999                        DIAGNOSTIC PRODUCTS CORPORATION
                                                                   (Registrant)


                                                             /s/ JAMES L. BRILL
                                                -------------------------------
                                                 James L. Brill, Vice President
                                                        Chief Financial Officer



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